Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income TaxesIncome tax expense for the years ended December 31, 2021 and 2020 was $31 and $20, respectively.
The provision for income taxes differs from the amount computed at federal statutory rates as follows for the year ended December 31:

	2021	2020
Federal income tax at statutory rates	$(15,149)	$(2,214)
State income tax at statutory rates	(2,192)	(296)
Change in valuation allowance	14,864	1,980
Warrant (benefit) expense (1)	(2,067)	410
Convertible notes conversion	5,473	—
Transaction costs	(941)	—
Other	43	140
Total income tax expense	$31	$20
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(1)Represents a permanent item attributed to preferred and common stock mark-to-market adjustments.
Significant components of the Company’s deferred income tax assets (liabilities) are as follows as of December 31:

	2021	2020
Deferred tax assets
Accrued liabilities	$987	$387
Stock-based compensation	740	196
163(j) Interest expense limitation	780	354
Net operating loss carryforwards	27,339	14,718
Other	836	212
Total deferred income tax assets	30,682	15,867
Valuation allowance	(30,682)	(15,818)
Deferred tax liabilities	—	(49)
Net deferred tax asset (liability)	$—	$—
As of December 31, 2021, the Company had $110,923 of federal and $98,474 of state net operating loss carry-forwards available to offset future taxable income, some of which, if not utilized, will begin to expire in 2034 for federal and 2029 for state purposes.
Accounting standards require that the tax benefit of net operating losses, temporary differences, and credit carryforwards be recorded as an asset to the extent that management assesses the realization is more likely than not. Realization of the future tax benefits from the net operating losses or credit carryforwards, if any, is dependent on the Company’s ability to generate sufficient taxable income within the applicable carryforward period. The Company has established a full valuation allowance due to historical cumulative losses and the uncertainty of its ability to generate sufficient taxable income to realize the deferred tax assets.
As of December 31, 2021, the Company recorded a valuation allowance of $30,682 for the portion of the deferred tax assets that we do not expect to be realized. Due to our history of losses in the U.S., the net cumulative deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $14,864 in the year ended December 31, 2021.
The utilization of the net operating loss carryforwards could be subject to annual limitations under Section 382 of the Internal Revenue Code. Section 382 imposes limitations on a corporation’s ability to utilize its NOL carryforwards if it experiences an “ownership change.” In general terms, an ownership change results from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50% over a three-year period. Additionally, net operating losses utilized after 2017 would be limited to 80% of taxable income in years in which NOL carryforwards would be utilized.
Uncertain tax positions are recorded when it is more likely than not that a given tax position would not be sustained upon examination by taxing authorities. Based on positions taken in the Company’s tax filings, the Company has concluded that there are no significant uncertain tax positions requiring disclosure, and there are no material amounts of unrecognized tax benefits.